UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2010
BERNARD CHAUS, INC.
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-9169 (Commission File Number)	13-2807386 (I.R.S. Employer Identification Number)

530 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)
(212) 354-1280
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2010, Harvey Krueger, a director of Bernard Chaus, Inc. (the “Company”) since 1992, notified the Company that he was resigning from the Board of Directors of the Company, effective immediately. Mr. Krueger also stated that he was not resigning due to any disagreement with the Company.
A copy of Mr. Krueger’s resignation letter is attached hereto as Exhibit 17 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

17	Letter dated September 1, 2010 from Harvey Krueger to Josephine Chaus, Chairwoman and Chief Executive Officer of Bernard Chaus, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERNARD CHAUS, INC.
By:	/s/ David Stiffman
David Stiffman
Chief Operating Officer and Chief Financial Officer

Date: September 16, 2010

Exhibit Index

17	Letter dated September 1, 2010 from Harvey Krueger to Josephine Chaus, Chairwoman and Chief Executive Officer of Bernard Chaus, Inc.